UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Soliciting Material under §240.14a-12

THE NECESSITY RETAIL REIT, INC.

(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC

Blackwells Onshore I LLC

Jason Aintabi

Related Fund Management, LLC

Jim Lozier

Richard O’Toole

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 22, 2023, Blackwells Capital LLC (“Blackwells”) launched a website, StopARGlobal.com, to communicate with the stockholders of The Necessity Retail REIT, Inc. (“RTL”) and thereafter posted a presentation, which discusses, among other things, Blackwells’ plan to maximize value for RTL stockholders. Screenshots of the website and a copy of the presentation are attached hereto as Exhibit 1 and Exhibit 2, respectively. Also on February 22, 2023, Blackwells issued a press release directing stockholders to the presentation, a copy of which is attached as Exhibit 3.

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IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells, Related Fund Management, LLC, Jason Aintabi, Richard O’Toole and James L. Lozier (collectively, the “RTL Participants”) are participants in the solicitation of proxies from the stockholders of RTL in connection with the 2023 annual meeting of stockholders (the “2023 RTL Annual Meeting”). The RTL Participants intend to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying WHITE universal proxy card to be used in connection with any such solicitation of proxies from RTL’s stockholders for the 2023 RTL Annual Meeting. BLACKWELLS STRONGLY ADVISES ALL STOCKHOLDERS OF RTL TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE RTL PARTICIPANTS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE RTL PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying WHITE universal proxy card will be furnished to some or all of RTL’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the RTL Participants will provide copies of the proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

Certain Information Regarding the RTL Participants

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the participants in the proxy solicitation of RTL’s stockholders are: Blackwells Onshore I LLC, Blackwells, Jason Aintabi, Related Fund Management, LLC, Richard O’Toole and James L. Lozier. As of the date hereof, Blackwells Onshore I LLC owns 100 shares of common stock, $0.01 par value per share of RTL (“RTL Common Stock”) and Mr. Aintabi beneficially owns 100 shares of RTL Common Stock. As of the date hereof, Blackwells, Related Fund Management, LLC, Mr. Lozier and Mr. O’Toole do not own any shares of RTL Common Stock. The RTL Participants own an aggregate of 100 shares of RTL Common Stock.

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Exhibit 1

Exhibit 2

PR ESEN T ED BY BL AC KW EL L S C API T AL EXPOSING AR GLOBAL PA RT I AR GLOBAL IS THE EXTERNAL MANAGER OF TWO PUBLICLY LISTED REITS: Global Net Lease, Inc. (NYSE: GNL) ; The Necessity Retail REIT, Inc. (NASDAQ: RTL) F E B R U A R Y 2023

LEGAL DISCLAIMER The views expressed in this presentation (the “Presentation”) represent the opinions of Blackwells Capital LLC and/or certain of its affiliates (collectively “Blackwells”) and the investment funds it manages that hold shares in Global Net Lease, Inc . (the “Company”, “Global Net Lease”, or “GNL”), The Necessity Retail REIT, Inc . (the “Company” or “RTL”) or together (the “Companies”) . The Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation, and should not be taken as advice on the merits of any investment decision . The views expressed in the Presentation represent the opinions of Blackwells, and are based on publicly available information and Blackwells’ analyses . Certain financial information and data used in the Presentation have been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Company or other companies that Blackwells considers comparable, as well as from third party sources . Blackwells has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation . Information contained in the Presentation has not been independently verified by Blackwells . Blackwells disclaims any obligation to correct or update the Presentation or to otherwise provide any additional materials . Blackwells recognizes that the Company may possess confidential information that could lead it to disagree with Blackwells’ views and/or conclusions . Blackwells currently beneficially owns, and/or has an economic interest in, shares of the Company . Blackwells is in the business of trading — buying and selling — securities . Blackwells may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes . There may be developments in the future that cause Blackwells to engage in transactions that change its beneficial ownership and/or economic interest in the Company . The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions . There should be no assumption that any specific portfolio securities identified and described in the Presentation were or will be profitable . Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security . This document is the property of Blackwells and may not be published or distributed without the express written consent of Blackwells . All registered or unregistered service marks, trademarks and trade names referred to in the Presentation are the property of their respective owners, and Blackwells’ use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names . 2 The information herein contains “forward - looking statements . ” Specific forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology . Similarly, statements that describe our objectives, plans or goals are forward - looking . Forward - looking statements are subject to various risks and uncertainties and assumptions . There can be no assurance that any idea or assumption herein is, or will be proven, correct . If one or more of the risks or uncertainties materialize, or if Blackwells’ underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements . Accordingly, forward - looking statements should not be regarded as a representation by Blackwells that the future plans, estimates or expectations contemplated will ever be achieved . CERTAIN INFORMATION CONCERNING THE PARTICIPANTS BLACKWELLS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP : //WWW . SEC . GOV . IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST . REQUESTS FOR COPIES SHOULD BE DIRECTED TO BLACKWELLS . The participants in the proxy solicitation are Blackwells, Blackwells Onshore I LLC, Blackwells Capital LLC, Related Fund Management, LLC, Jason Aintabi, Richard O’Toole and James L . Lozier (collectively, the “Participants”) . As of the date hereof, Blackwells beneficially owns 207 , 380 shares of common stock, $ 0 . 01 par value per share of the Company (“Common Stock”) . As of the date hereof, Blackwells Onshore I LLC beneficially owns 100 shares of Common Stock, Mr . Aintabi beneficially owns 227 , 480 shares of Common Stock and Related Fund Management, LLC owns 1 , 679 , 232 shares of Common Stock . As of the date hereof, Messrs . Lozier and O’Toole do not own any shares of Common Stock . However, by virtue of the relationship among the Participants and the formation by them of a Section 13 (d) group, all the Participants, individually, are deemed to beneficially own the 1 , 906 , 712 shares of Common Stock owned by Blackwells . As of the date hereof, Blackwells Onshore I LLC owns 100 shares of common stock, $ 0 . 01 par value per share of RTL (“RTL Common Stock”) and Mr . Aintabi beneficially owns 100 shares of RTL Common Stock . As of the date hereof, Blackwells Capital LLC, Related Fund Management, LLC, Mr . Lozier and Mr . O’Toole do not own any shares of RTL Common Stock . The RTL Participants own an aggregate of 100 shares of RTL Common Stock .

TABLE OF CONTENTS 3 I Executive Summary 4 II What is AR Global? 10 III Why is AR Global Suing Shareholders? 15 IV Blackwells’ Plan to Maximize Shareholder Value 20 V Questions for Management 24

Executive Summary

EXECUTIVE SUMMARY

# WHY WE ARE HERE?

**Global Net Lease Inc. ("GNL") and The Necessity Retail REIT Inc. ("RTL") are deeply undervalued companies with valuable and attractive property portfolios that are being looted by a rapacious external manager: AR Global**

1. AR Global has subjected GNL and RTL to an endless cycle of self-dealing and corporate piracy of $838 million since 2015

2. Because of the above-market management agreement, shares of both GNL and RTL trade at a significant discount to the value of their underlying property portfolios

   The AR Global Management Agreement must be terminated to unlock this embedded shareholder value

3. Blackwells attempted to nominate two highly qualified individuals and advance important shareholder friendly governance measures, including eliminating classified board structures and considering strategic alternatives to unlock value

4. GNL and RTL contrived disingenuous pretexts to reject Blackwells nominations

5. Blackwells sued to enforce its rights as shareholders, and for the ultimate benefit of all GNL and RTL shareholders

**Blackwells intends to expose the untenable conflicts, self-dealing, and value transfers that plague GNL and RTL and have destroyed massive amounts of shareholder value**

BW BLACKWELLS CAPITAL

5

- 80% - 70% - 60% - 50% - 40% - 30% - 20% - 10% 0% Annualized Straight - Line - Rent Total Revenue Jun - 15 Jun - 16 Jun - 17 Jun - 18 Jun - 19 Jun - 20 Jun - 21 Jun - 22 (SLR) by Segment (1) ($ millions) OVERVIEW OF GLOBAL NET LEASE, INC. 6 Enterprise Value $3,735 Million Market Cap $1,140 Million LTM Revenue $391 Million LTM NOI $357 Million LTM Implied Cap Rate 9.6% Amount Paid to AR Global in LTM $42 Million % of LTM Revenue Paid to AR Global 10.6% GNL Share Price Performance Since IPO (2) ▪ Global Net Lease, Inc. (“GNL” or the “Company”) is a publicly traded REIT focused primarily on single - tenant net lease properties in the United States and western Europe ▪ The Company currently has 310 properties totaling over 39.5 million rentable square feet and 141 tenants primarily located in the U.S. and U.K. ▪ The Company operates in three segments: industrial (56%), office (41%), and retail (3%) (1) $282 $306 $330 $391 2018 2019 2020 2021 Retail 3% Office 41% Industrial 56% - 65% Source: Bloomberg, Company filings, and GNL Third Quarter 2022 Investor Presentation. Note: Using unaffected share price as of close on October 24, 2022 (the day immediately preceding the announcement of Blackwells’ Director nominations), unless specified otherwise. (1) For Q3’22, calculated as of September 30, 2022, using annualized straight - line rent (“SLR”) converted from local currency into USD, for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. (2) Note: GNL listed on June 2, 2015, through unaffected share price date October 24, 2022 (the day immediately preceding the announcement of Blackwells’ Director nominations). EXEC U T I VE SU M M A R Y

EXECUTIVE SUMMARY

# OVERVIEW OF THE NECESSITY RETAIL REIT

THE NECESSITY RETAIL REIT

- The Necessity Retail REIT Inc. ("RTL" or the "Company") is a publicly traded REIT focused primarily on necessity-based single and multi-tenant service retail properties in the United States
- The Company currently has 1,050 properties totaling over 28.8 million square feet
- The Company operates in three single tenant segments: industrial (16%), office (2%), retail (82%); and three multi-tenant segments, grocery centers (23%), anchored center (21%), and power center (56%) [1]

**Annualized Straight-Line-Rent (SLR) by Segment [1]**


Anchored Center 11%
Distribution 7%
Grocery Center 12%
Retail 39%
Power Center 30%
Office 1%
Blue = Multi Tenant
Purple = Single Tenant

**Total Revenue**
*($ millions)*


$291
$300
$305
$335
2018
2019
2020
2021

**RTL Share Price Performance Since IPO [2]**


20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
- 57%

| | |
|---|---|
| **Enterprise Value** | **$3,644 Million** |
| **Market Cap** | **$856 Million** |
| **LTM Revenue** | **$411 Million** |
| **LTM NOI** | **$321 Million** |
| **LTM Implied Cap Rate** | **8.9%** |
| **Amount Paid to AR Global in LTM** | **$58 Million** |
| **% of LTM Revenue Paid to AR Global** | **14%** |

BW BLACKWELLS CAPITAL

Source: Bloomberg, Company filings, and RTL Third Quarter 2022 Investor Presentation. Note: Using unaffected share price as of close on October 24, 2022, unless specified otherwise.
(1) For Q3'22, calculated as of September 30, 2022, using annualized straight-line rent ("SLR") converted from local currency into USD, for the in-place lease on the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.
(2) Note: RTL listed on July 19, 2018, through unaffected share price date October 24, 2022 (the day immediately preceding the announcement of Blackwells' Director nominations).

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HIGH - QUALITY PORTFOLIOS 8 GNL and RTL both have valuable and attractive property portfolios Source: Company filings from November 3, 2022, Q3 GNL Investor Presentation, RTL Third Quarter 2022 Investor Presentation November 2022, and RTL Supplemental Information – Quarter ended September 30,2022. ▪ $5.2 billion portfolio at cost ▪ 1,050 properties ▪ 28.8 million square feet ▪ 100% U.S. located in 48 states ▪ 40 tenant industries ▪ 63.9% of portfolio leases have rent escalators ▪ 92.6% occupancy ▪ 48.3% investment grade tenants ▪ 7.0 year weighted average lease term (WALT) ▪ 310 properties ▪ 39.5 million rentable square feet ▪ 65% U.S., 16% U.K., 18% Europe excl. U.K, & 1% Canada ▪ 56% industrial, 41% office, 3% retail ▪ 94.3% of leases feature annual rental increases ▪ 98.6% occupancy ▪ 61.3% of rent from investment grade tenants ▪ 100% original cash rent collection over last eight consecutive quarters ▪ 8.1 year weighted average remaining lease term AR GLOBAL IS LOOTING THESE TWO COMPANIES EXEC U T I VE SU M M A R Y

AR GLOBAL’S REIGN HAS BEEN TERRIBLE FOR SHAREHOLDERS 9 Source: Bloomberg. GNL Share Price Underperformance Since IPO (1) RTL Share Price Underperformance Since Re - IPO (2) - 80% Jul - 18 - 60% - 40% - 20% 0% 20% 40% 60% 80% RTL Jan - 19 Jul - 19 Jan - 20 Jul - 20 Jan - 21 Jul - 21 Jan - 22 Jul - 22 Bloomberg Diversified REIT Index - 80% Jun - 15 - 60% - 40% - 20% 0% 20% 40% 60% 80% 100% 120% GNL Jun - 16 Jun - 17 Jun - 18 Jun - 19 Jun - 20 Jun - 21 Jun - 22 Bloomberg Diversified REIT Index - 109% - 71% EXEC U T I VE SU M M A R Y (1) Note: Share price data calculated from June 2, 2015, to the unaffected share price date of market close on October 24, 2022. (2) Note: Share price data calculated from July 19, 2018, to the unaffected share price date of market close on October 24, 2022. AR Global’s mismanagement and egregious management fees have resulted in underperformance versus peers of - 109% and - 71% , respectively

What Is AR Global?

WHAT IS AR GLOBAL?

# AR GLOBAL IN ITS CURRENT FORM

AR Global

## AR Global's CEO and Predecessor's Founder



**Michael Weil**
Chief Executive Officer



**Nicholas Schorsch**
Founder

The Necessity Retail REIT NASDAQ: RTL

GNL GLOBAL NET LEASE

## AR Global REITs: Current CEOs



**Michael Weil**
CEO of Healthcare Trust, The Necessity Retail REIT, & New York City REIT



**James Nelson**
CEO of Global Net Lease

AR Global is the "Advisor" and "Property Manager" for Global Net Lease (GNL) along with The Necessity Retail REIT (RTL) while having:

- X **Near zero economic interest**
- X A stranglehold on the operational and financial controls with **a total lack of accountability to anyone or anything** other than their own pocketbooks
- X **GNL's and RTL's share prices have declined 65% and 57%** respectively under AR Global's management and have dramatically underperformed peers [(1)]
- X Since 2015, **AR Global collected a jaw-dropping $838 million dollars** [(2)] in fees and expenses from GNL and RTL, while the market capitalization of these companies **has gone down by more than $3.3 billion dollars** [(1)]

BW BLACKWELLS CAPITAL

Source: Capital IQ, publicly available information, and Blackwells analysis based on public filings, including February 2022 Proxy statements and Form 10K (2015 onwards).
(1) Based on share prices as of October 24th, 2022 (the day immediately preceding Blackwells' director nominations for GNL and RTL).
(2) Blackwells analysis based on public filings. Payments include Management Fees, Reimbursements, Property and Other Expenses.

11

WHAT IS AR GLOBAL?

# GNL & RTL'S MANAGEMENT & BOARD OF DIRECTORS LACK INDEPENDENCE

AR Global
Manager of both GNL and RTL


Michael Weil
CEO – AR Global


Nicholas Schorsch, Sr
Founder – AR Global


William "Bill" Kahane
Founder – AR Global


Nicholas Schorsch, Jr
COO – AR Global


Joseph Marnikovic
Current CFO – AR Global

## GNL Management & Lead Independent Director

GNL GLOBAL NET LEASE

| |  |  |  |
|---|---|---|---|
| Name | James Nelson | Chris Masterson | Sue Perrotty |
| Title | CEO – GNL | CFO – GNL | Lead Independent Director - GNL |
| *Connection to AR Global* | *Has Ownership stake in AR Global* | *CFO of other AR Global entity* | *Director at other AR Global entities* |

## RTL Management & Lead Independent Director

The Necessity Retail REIT

| |  |  |  |
|---|---|---|---|
| Name | Michael Weil | Jason Doyle | Lisa Kabnick |
| Title | CEO – RTL | CFO – RTL | Lead Independent Director - RTL |
| *Connection to AR Global* | *CEO of AR Global* | *Former CAO of another AR Global entity* | *Director at another AR Global entity* |

BW BLACKWELLS CAPITAL

Source: Capital IQ, AR Global's website, publicly available information, and Blackwells analysis based on public filings, including February 2022 Proxy statements and Form 10K (2015 onwards).

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AR GLOBAL MAKING HEADLINES… 13 W H A T I S AR G L O B A L ? 1) 2) 3) Nicholas Schorsch’s former flagship REIT settles with investors for $1 billion American Realty Axes CFO, CAO Amid Accounting Errors Former Chief Financial Officer Of American Realty Capital Partners (“ARCP”) Found Guilty After Trial Of Accounting Fraud 4) 5) 6) Nick Schorsch, AR Capital Will Face Trial in RCS Capital Case Objector Fights $15M Deal In American Realty - Tied REIT Sui t SEC reaches $60 million settlements involving ex - American Realty executives (1) (2) (3) (4) (5) (6)

WHAT IS AR GLOBAL?

# …FOR ALL THE WRONG REASONS…

**$15.2M SETTLEMENT**

### Milliken v. American Realty Capital Hospitality Advisors, LLC et al. (2020)

- Investors in Hospitality Investors Trust filed a lawsuit against certain company executives and directors, the former property managers and advisor, former sponsor AR Global, and AR Global's senior executives
- The suit claimed these individuals breached their fiduciary duties, wasted company assets, aided and abetted the breaches of fiduciary duties, breached certain contracts, and unjustly enriched themselves
- Outcome: **dismissal of a lawsuit and preliminary settlement of $15.2 million**

**$60M SETTLEMENT**

### SEC v. AR Capital LLC et al. (2019)

- SEC alleged that AR Capital, Schorsch and Block, skimmed millions of dollars by inflating the incentive fee in two mergers between real estate investment trusts managed between late 2012 and early 2014
- The suit also alleges these parties overcompensated themselves by $7.27 million in irrelevant charges from asset purchase and sale agreements related to the mergers
- Outcome: **$60 million settlement**

**SETTLEMENT**

### RCS Creditor Trust v. Schorsch et al. (2017)

- A group of investors accused Nick Schorsch and his partners of shaving off revenue of RCS Capital, a company once controlled by Schorsch that went into bankruptcy, for their own benefit
- The complaint accused them of breaching or aiding breaches of fiduciary duty, duty of care, and duty of loyalty, as well as wasting corporate assets
- It also alleged that nearly $1 billion in public stakeholder investments in RCAP were destroyed
- Outcome: **Undisclosed settlement**

**CONVICTED**

### U.S. v. Block (2017)

- In 2014, American Realty Capital Properties Inc.'s Chief Financial Officer and Chief Accounting Officer made intentional errors connected to a $22.8 million overstatement of funds
- CFO Brian Block and CAO Lisa McAlister were replaced with Michael Sodo and Gavin Brandon, respectively after being asked to resign
- Outcome: **Block paid a $100,000 fine, was convicted of securities fraud, two counts of filing false SEC reports, two counts of filing false certifications, and one count of related conspiracy**

BW BLACKWELLS CAPITAL

Source: Capital IQ, Public Filings, SEC.

14

Why is AR Global Suing Shareholders?

AR GLOBAL IS LAUGHING AT THE SHAREHOLDERS OF GNL AND RTL 16 GNL and RTL Cumulative Market Cap Destruction vs. AR Global’s Cumulative Proceeds from Compensation, Fees, and G&A Expenses $0 $100 $200 $300 $400 $500 $600 $700 $900 ($3,500) Jun - 15 ($3,000) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 Dec - 15 Jun - 16 Dec - 16 Jun - 17 Dec - 17 Jun - 18 Dec - 21 Jun - 22 Market Cap Destruction ($mm) Payments to AR Global W HY I S A R G L O BA L S UI NG S HA RE HO L DE RS ? (1) Blackwells analysis based on public filings. Payments include Management Fees, Reimbursements, Property and Other Expenses. (2) Based on share prices as of October 24th, 2022 (the day immediately preceding Blackwells’ director nominations for GNL and RTL). Total Market Cap Lost Dec - 18 Jun - 19 Dec - 19 Jun - 20 Dec - 20 Jun - 21 Proceeds to AR Global - $3.3 billion (2) +$838 (1) $800 Million

0.5% 0.2% 0.8% 1.2% 1.2% 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.8% 1.8% 1.9% 2.0% 4.6% 5.5% VICI O ADC STOR EPRT BNL SRC NNN AVG GLPI WPC NTST SAFE FCPT EPR GNL RTL AR GLOBAL’S MANAGEMENT AGREEMENTS ARE PERMISSION SLIPS TO STEAL 17 AR Global’s chokehold on GNL and RTL is most pronounced in its off - market management agreements Source: Operating Fees to Related Parties from GNL Company SEC filings. (1) Note: Triple Net Peers with Book Value greater than $1 bn as of Q3 2022. (2) Note: Operating load calculated by annualizing the YTD operating load as of Q3 2022 and book value as of September 30, 2022. W HY I S A R G L O BA L S UI NG S HA RE HO L DE RS ? GNL’s management fee has gone up 1.8x while its stock has fallen 65% since its IPO RTL’s management fee has gone up 1.8x while its stock has fallen 57% since its re - IPO Operating Load as Percentage of Book Value by Triple Net REIT (1) GNL and RTL (both managed by AR Global) have the highest operating loads compared to their triple net REIT peers

WHY IS AR GLOBAL SUING SHAREHOLDERS?

# TIMELINE OF EVENTS

## BW First Letter to GNL

Views on performance and suggestions on value-creation

**Sept 16, 2022**

## BW Good Faith Efforts to Engage

- **Nov 2** - BW responds to GNL [and RTL] with proof of BW Residency and record ownership of shares
- **Nov 4 & 14** - BW executes Confidentiality Agreement with GNL and RTL on Books and Records request
- **Nov 7** - BW representatives meet with GNL/ RTL officers Weil, Perotty, and Anderson to discuss 16 Sept BW Letter
- **Nov 28** - BW pays costs to GNL/ RTL for retrieval of materials associated with Demand Letter

**November 2022**

## Today

**Blackwells continues to pursue litigation that will permit the nomination of qualified independent directors and hold AR Global accountable**

**February 2023**

**FEBRUARY – OCTOBER 2022** | **NOVEMBER 2022** | **DECEMBER 2022** | **FEBRUARY 2023**

**Feb 14 / June 10, 2022**

## BW Initial Investment

BW purchases GNL and RTL shares based on deep absolute and relative value discounts

**October 2022**

## BW Nomination and Record Requests

- **Oct 7** - BW Requests Director Questionnaire
- **Oct 13** - GNL and RTL respond with Questionnaire
- **Oct 24** - BW sends Nomination Notice for Director Candidates Lozier and O'Toole
- **Oct 25** - BW issues Demand Letter for books / records
- **Oct 25** - BW issues press release of nominees and proposals for 2023 Annual Meeting
- **Oct 27** - BW updates GNL on beneficial ownership
- **Oct 30** - GNL rejects books and record request under pretext of BW not proving evidence of NY residency

**December 2022**

## BW Efforts to Engage are Rejected

- **Dec 1** - BW files preliminary proxy with SEC
- **Dec 2** - GNL / RTL issue letter to BW CIO, Jason Aintabi, stating nominations invalid on purported grounds that: (1) GNL / RTL Bylaws made BW Nominees ineligible because BW Nominees were not AR Global Employees; and (2) BW Nomination Notice did not have complete information
- **Dec 7** - GNL / RTL begin transmitting materials in connection with Demand Letter
- **Dec 9** - BW's counsel responds to GNL / RTL and describes reasons why BW Nominees are eligible under Bylaws and that BW Nomination Notice included all information required under Bylaws
- **Dec 19** - BW files Civil Complaint with Circuit Court of Maryland against RTL
- **Dec 19** - BW issues press release against GNL and RTL and files with SEC
- **Dec 23** - BW files Amendment 1 to its preliminary proxy statement with SEC

BW BLACKWELLS CAPITAL

18

WHY IS AR GLOBAL SUING SHAREHOLDERS?

# THE FACTS IN RESPONSE TO AR GLOBAL'S COMPLAINT

**This is a case about two publicly traded Maryland corporations – GNL and RTL – that under the direction of AR Global have improperly blocked shareholders from making director nominations at upcoming annual meetings**

| CLAIMS MADE BY GNL, RTL, & AR GLOBAL | THE FACTS |
| --- | --- |
| ✘ "The Nomination Proposal does not comply with Maryland law and the provisions of the Amended and Restated Bylaws of the Company regarding director qualifications and the Notice Letter contains certain material omissions and deficiencies." | ✓ Because Blackwells' nominees qualify as "independent directors," as defined by the bylaws, **there is no bar to their nomination and election.** |
| ✘ "Defendants have entered into an undisclosed "joint venture" for the purpose of trying to force the Company into a new external advisory agreement that would earn themselves millions" | ✓ **The purported joint venture** described by the Companies in their Rejection Letters **does not exist**. As was fully disclosed in the Nomination Notices, Blackwells and RFM are cooperating with each other to solicit votes from the Companies' stockholders. |
| ✘ "…stockholders will be deceived into believing that Blackwells' interests align entirely with their own" | ✓ Terminating the Company's above-market management agreement with AR Global and replacing it with one that is far more cost effective, is more in-line with market practices, and that stops enriching a select group of related parties tied to the current external manager will be **value additive to all stockholders**. |

BW BLACKWELLS CAPITAL

19

Blackwells’ Plan to Maximize Value to Shareholders

BLACKWELLS' 5-STEP PLAN

# BLACKWELLS' PLAN TO UNLOCK SHAREHOLDER VALUE

**Shareholder Value can be unlocked through Governance Reform at GNL and RTL in the immediate term**

1. **Pursue a declaratory judgment in the Maryland Court to resolve and terminate this controversy**, and prevent further misreading of the plain text of GNL and RTL's respective bylaws that unlawfully deprives all other shareholders of their rights
2. **Install highly qualified director candidates – Richard L. O'Toole and Jim Lozier** – with the necessary fiduciary experience and character to lead GNL and RTL through a necessary transformation
3. **Create a Strategic Review Committee to terminate all relationships with AR Global**, assess all other conflict of interests, and appoint qualified managers to look after shareholder assets
4. **Appoint and empower a Shareholder Rights Committee to replace CEOs Nelson and Weil** and draw up a 90-day plan to create value and address current discount to NAV, including the exploration of a sale
5. **Repeal the existing poison pill and other anti-takeover, anti-shareholder measures**, including declassifying the Board of Directors and adopting a director resignation policy

BLACKWELLS CAPITAL

21

BLACKWELLS' 5-STEP PLAN

# BLACKWELLS SEES IMMEDIATE UPSIDE IN TERMINATING THE AR GLOBAL AGREEMENT

## GNL and RTL may be worth substantially more if the AR Global Management agreements were terminated

### GNL Estimated Earnings Add-Back per Share

GNL GLOBAL NET LEASE

$0.81

| P/FFO Multiple | 14x | 16x | 18x |
|---|---|---|---|
| Implied Additional Value Per Share | $11.33 | $12.95 | $14.57 |
| Pro Forma Share Price | $22.35 | $23.97 | $25.59 |
| Premium to Oct 24 Share Price (BW Director Nomination) | +103% | +118% | +132% |

**Applying a range of price to funds from operations (P / FFO) multiples on GNL's expected earnings add-back implies an additional $11.33 - $14.57 per share of value**

- Contract inflates GNL's operating load from the peer average of 1.3% of book value to 4.6% of book value (+3.5x higher) (1)
- The 3.3% of book value difference between GNL's load and its average peer's load plus additional addbacks expected from better operation represent **$83.1 mm or $0.81/share of additional earnings** (2)(4)

### RTL Estimated Earnings Add-Back per Share

The Necessity Retail REIT

$0.54

| P/FFO Multiple | 14x | 16x | 18x |
|---|---|---|---|
| Implied Additional Value Per Share | $7.54 | $8.62 | $9.69 |
| Pro Forma Share Price | $13.93 | $15.02 | $16.09 |
| Premium to Oct 24 Share Price (BW Director Nomination) | +118% | +135% | +151% |

**Applying a range of price to funds from operations (P / FFO) multiples on RTL's expected earnings add-back implies an additional $7.54 - $9.69 per share of value**

- Contract inflates RTL's operating load from the peer average of 1.3% of book value to 5.5% of book value (2.7x higher)
- The 4.2% of book value difference between RTL's load and its average peer's load represents **$71.8 mm or $0.54 /share of additional earnings** (3)

BW BLACKWELLS CAPITAL

Sources: Company filings. Company closing unaffected stock price trading session as of October 24, 2022 and November 30, 2022, per Bloomberg. (1) Triple Net Peer comps include triple net companies with Book Values greater than $1 bn: ADC, BNL, EPR, EPRT, FCPT, GLPI, NNN, NTST, O, SAFE, SRC. STOR, VICI, and WPC. (2) Based on Book Value of $1.485 billion and 103.3 million shares outstanding. (3) Based on fiscal year ending 2021 Book Value of $1.710 billion and 133.7 million shares outstanding. (4) At GNL there has been $17mm of impairments in both 2021 FY and YTD 2022. These $34mm of impairments represent $0.33/ share of additional earnings.

22

BLACKWELLS' 5-STEP PLAN

# BLACKWELLS' INDEPENDENT DIRECTOR NOMINEES

**Blackwells has nominated two exceptional nominees for election at the 2023 Annual Meetings of GNL and RTL in order to improve governance, hold management accountable and maximize value for shareholders**

## Richard O'Toole



- ✓ **Independent director with significant REIT experience**
- ✓ **Previous experience removing entrenched external advisors**
- ✓ **Significant tax expertise**

- Executive Vice President of Related Companies, where he is responsible for tax structuring and origination of new business opportunities
- Previously Partner at Paul Hastings LLP and Battle Fowler LLP in the Tax Department
- Member of the board of directors of Webster Financial Corporation and Equinox Holdings, Inc
- Removed trustees from the externally advised REIT of CommonWealth REIT (now Equity Commonwealth)

## Jim Lozier



- ✓ **Independent director with significant international real estate experience**
- ✓ **Significant M&A experience**
- ✓ **Public company board and governance expertise**

- Served as co founder and CEO of Archon Group L.P., a diversified international real estate services and advisory company, from its formation in 1996 until 2012
- Under Mr Lozier's leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs, managed at its peak a gross value of ~$59 billion and over 8,500 employee
- Previously worked at the J.E. Robert Company, a global real estate investment management company, and directed acquisition efforts for Goldman Sachs/J E Rober
- Previously served as an external director for Equity Commonwealth and since 2015 has served as an External Director for Hunt Companies, Inc

BW BLACKWELLS CAPITAL

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Questions for Management

5 QUESTIONS FOR MANAGEMENT 1) Why is AR Global endeavoring to thwart GNL and RTL shareholders from the basic shareholder right of proposing independent directors to the Board? 2) Why does AR Global control 100% of the governance / board of GNL and RTL when AR Global has no material economic interest in either GNL or RTL? 3) Why have GNL’s and RTL’s boards allowed the companies to enter into above - market, non - independent management contracts with an entity that has a history of conviction for securities fraud, manipulation, shareholder lawsuits and bankruptcy? 4) Why did GNL and RTL boards extend the management contracts with AR GLOBAL to 20 years (4x the normal length)? Why has there never been a transparent bidding process for GNL and RTL management contracts? 5) Why have management fees gone up ~2x since 2016 when during the same period the stock prices of GNL and RTL have fallen 65% and 57%, respectively, causing $3.3 billion of shareholder destruction? 25 Source: Capital IQ, Public Filings, SEC.

CO N T A CT I NF O RM A T I O N Michael McDonough Managing Director, Portfolio Manager W. Gage Holzhauer Executive Director, Investments Investor Relations IR@blackwellscap.com blackwellscap.com

Exhibit 3

Blackwells Capital Releases Presentation and Announces Website Exposing AR Global’s Value

Destructive Management of Global Net Lease Inc. and The Necessity Retail REIT Inc.

Visit StopARGlobal.com for Additional Information Regarding the Need for Immediate Change at GNL and RTL

NEW YORK, February 22, 2023 -- Blackwells Capital LLC (together with its affiliates “Blackwells” or “we” or “our”), today announced the release of a presentation to Global Net Lease Inc. (NYSE: GNL) (“Global Net Lease” or “GNL”) and The Necessity Retail REIT Inc. (NASDAQ: RTL) (“Necessity Retail REIT” or “RTL”) shareholders that exposes the value destructive self-dealing of both companies’ external manager, AR Global. Blackwells also launched a dedicated website - StopARGlobal.com - for the benefit of GNL and RTL shareholders.

Shareholders are invited to visit htps://stoparglobal.com/presentation-part-1/ to download the presentation.

Highlights of the presentation include:

●	The endless cycle of self-dealing and embezzlement by AR Global and its other managed entities to the cost of $838 million for GNL and RTL shareholders

●	An outline of how AR Global’s management agreements are permission slips to steal money and the immediate upside for GNL and RTL shareholders that Blackwells see in terminating these agreements

●	The facts in response to AR Global’s improper blocking of shareholders from making director nominations at upcoming 2023 annual meetings and the unnecessary costs of litigation to shareholders

●	Blackwells’ plan to unlock shareholder value by pursuing a declaratory judgment in the Maryland Court to resolve and terminate this controversy; installing highly qualified director candidates – Richard L. O’Toole and Jim Lozier; creating a Strategic Review Commitee to terminate all relationships with AR Global; appointing and empowering a Shareholder Rights Commitee and Strategic Asset Review Commitee to replace CEO Nelson; and, repealing the existing poison pill and other anti-takeover, anti-shareholder measures

Jason Aintabi, Chief Investment Officer of Blackwells, said “We believe that GNL and RTL are deeply undervalued companies with attractive property portfolios that are being looted by a rapacious and conflicted external manager: AR Global. The boards of directors of both GNL and RTL have each attempted to shield themselves and AR Global from the scrutiny of their shareholders through the manipulation of corporate machinery and tactical litigation.”

“The public market’s undervaluation of each company is the direct result of both the uneconomic terms of each companies’ external management agreement with AR Global, as well as AR Global’s terrible performance as an external manager. Our value maximization plan will unshackle GNL and RTL from AR Global, commit both companies to shareholder-friendly corporate governance, and conduct appropriate strategic reviews,” continued Mr. Aintabi.

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including stockholders, employees and communities. Blackwells’ investments in real estate have ranged from property development and management to REITs and adjacent real estate activities, including financing, origination, and managing real estate backed securities, including direct mezzanine and equity investments. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises. For more information, please visit www.blackwellscap.com.

IMPORTANT ADDITIONAL INFORMATION

Blackwells Onshore I LLC, Blackwells Capital LLC, Related Fund Management, LLC, Jason Aintabi, Richard O’Toole and James L. Lozier (collectively, the “GNL Participants”) are participants in the solicitation of proxies from the stockholders of GNL in connection with the 2023 annual meeting of stockholders (the “2023 GNL Annual Meeting”). The GNL Participants intend to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying WHITE universal proxy card to be used in connection with any such solicitation of proxies from GNL’s stockholders for the 2023 GNL Annual Meeting. BLACKWELLS STRONGLY ADVISES ALL STOCKHOLDERS OF GNL TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE GNL PARTICIPANTS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE GNL PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying WHITE universal proxy card will be furnished to some or all of GNL’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at htp://www.sec.gov/. In addition, the GNL Participants will provide copies of the proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

Blackwells Onshore I LLC, Blackwells Capital LLC, Related Fund Management, LLC, Jason Aintabi, Richard O’Toole and James L. Lozier (collectively, the “RTL Participants”) are participants in the solicitation of proxies from the stockholders of RTL in connection with the 2023 annual meeting of stockholders (the “2023 RTL Annual Meeting”). The RTL Participants intend to file with the SEC a definitive proxy statement and accompanying WHITE universal proxy card to be used in connection with any such solicitation of proxies from RTL’s stockholders for the 2023 RTL Annual Meeting.

BLACKWELLS STRONGLY ADVISES ALL STOCKHOLDERS OF RTL TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE RTL PARTICIPANTS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE RTL PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE.

The definitive proxy statement and an accompanying WHITE universal proxy card will be furnished to some or all of RTL’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at htp://www.sec.gov/. In addition, the RTL Participants will provide copies of the proxy statement without charge, when available, upon request. Requests for copies should be directed to Blackwells Onshore I LLC.

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Certain Information Regarding the GNL Participants

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the participants in the proxy solicitation of GNL’s stockholders are: Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Related Fund Management, LLC, Richard O’Toole and James L. Lozier. As of the date hereof, Blackwells Onshore I LLC owns 100 shares of common stock, $0.01 par value per share of GNL (“GNL Common Stock”), Blackwells Capital LLC owns 207,380 shares of GNL Common Stock, Mr.Aintabi beneficially owns 227,480 shares of GNL Common Stock and Related Fund Management, LLC beneficially owns 1,679,232 shares of GNL Common Stock. As of the date hereof, Messrs. Lozier and O’Toole do not own any shares of GNL Common Stock. The GNL Participants own an aggregate of 1,906,712 shares of GNL Common Stock.

Certain Information Regarding the RTL Participants

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the participants in the proxy solicitation of RTL’s stockholders are: Blackwells Onshore I LLC, Blackwells Capital LLC, Jason Aintabi, Related Fund Management, LLC, Richard O’Toole and James L. Lozier. As of the date hereof, Blackwells Onshore I LLC owns 100 shares of common stock, $0.01 par value per share of RTL (“RTL Common Stock”) and Mr. Aintabi beneficially owns 100 shares of RTL Common Stock. As of the date hereof, Blackwells Capital LLC, Related Fund Management, LLC, Mr. Lozier and Mr. O’Toole do not own any shares of RTL Common Stock. The RTL Participants own an aggregate of 100 shares of RTL Common Stock.

Disclaimer

This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release are for general information only, and are not intended to provide investment advice. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this press release that are not historical facts are based on current expectations, speak only as of the date of this press release and involve risks that may cause the actual results to be materially different. Certain information included in this material is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this presentation in evaluating the maters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results. All figures are unaudited estimates and subject to revision without notice. Blackwells disclaims any obligation to update the information herein and reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Past performance is not indicative of future results.

Contacts

Gagnier Communications

Dan Gagnier

646-569-5897

blackwells@gagnierfc.com

Longacre Square Partners

Rebecca Kral

973-580-6548

blackwells@longacresquare.com

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